

Dorchester Minerals, LP

Mid-Year Update on Selected Activity

November 2016



Forward-Looking Statements

Portions of this document may constitute, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate”, “intend”, “plan”, “goal”, “seek”, “believe”, “project”, “estimate”, “expect”, “strategy”, “future”, “likely”, “may”, “should”, “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership’s properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership’s consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.



Mid-Year Update on Selected Activity

- Core Midland Basin Activity
  - Glasscock County
  - Midland County
  - Reagan County
- Royalty Production
- Minerals NPI Production



Core Midland Basin

- Wolfcamp/Spraberry
  - 229,000 gross ac (11,500 net ac)
  - Glasscock, Midland, Reagan and Upton
  - Unleased depths in numerous tracts


MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN
CROCKETT

NPI Production (boepd)


700
600
500
400
300
200
100
0
Participation
Non-Consent
Legacy
Last WI Participation Election
2011
2012
2013
2014
2015
2016

Royalty Production (boepd)


700
600
500
400
300
200
100
0
Horizontal Wells
Vertical Wells
2011
2012
2013
2014
2015
2016

Note: Production graphs limited to "in pay" volumes from Glasscock, Midland, Reagan, and Upton Counties.



Core Midland Basin

- Glasscock County Example
  - 10,240 gross ac (1,120 net ac) with average NRI of 1.688%
  - Horizontal activity on 6 of 16 sections

RSP Permian

Calverley 9-4 (8 wells)

- 6 wells producing – all in pay
- 2 wells drilling/WOC
- IP30 range: 587–1,877 boepd

Calverley 22-27 (4 wells)

- 4 wells permitted not spud

Diamondback

Riley & Tomahawk (10 wells)

- 2 wells producing – all in pay
- 6 wells drilling/WOC
- 2 wells permitted not spud
- IP30 range: 1,025–1,309 boepd



Note: IP30 data from public company investor presentations.



Core Midland Basin

- Midland County Example
  - 2,749 gross ac (412 net ac) with average NRI of 1.875%
  - Produced 1,670,000 boe (gross) from 14 wells in first ten months

Pioneer Natural Res.

Preston 5 (24 wells)

- 17 wells producing – all in pay
- 7 wells drilling/WOC
- IP range: 1,551–2,319 boepd

Preston 33 (6 wells)

- 6 wells permitted not spud



35
34
33
32
31
39
40
41
42
43
44
46
3
4
5
6
9
10
BLK 37
T5S T&PRR

Note: IP's as reported on RRC W-2

Core Midland Basin

- Reagan County Example
  - 19,760 gross ac (2,191 net ac)
  - Approximately 90% leased at 1/8th royalty

Parsley Energy

Bates (12 wells)

- 2 wells producing – none in pay
- 1 well drilling/WOC
- 9 wells permitted not spud
- IP range: 912–981 boepd

Parsley Energy

Ringo & Brynlee (24 wells)

- 18 wells producing – 13 wells in pay
- 3 wells drilling/WOC
- 3 wells permitted not spud
- IP range: 81–1,512 boepd


Bast 34-39 #4412H (offset)
IP24 – 2,420 boepd

Note: IP's as reported on RRC W-2, public company filings, and average of peak production month.

Royalty Properties

- Production by Product
  - Gas production declining due to reduced activity in Barnett and Fayetteville Shale
  - Oil production increasing as a result of Midland Basin activity


Daily Oil Rate (boepd)
Daily Plant Products Rate (boepd)
Daily Gas Rate (Mcfd)
1,000,000
100,000
10,000
1,000
10,000
1,000
100
10
2011
2012
2013
2014
2015
2016

Note: Production graph limited to "in pay" volumes. Plant Products are included as gas equivalent prior to 2014.

Minerals NPI

- Production by Product
  - Gas production declining since 2014 due to reduced activity in Fayetteville Shale
  - Oil production stable despite reduced Bakken activity


Daily Oil Rate (boepd)
Daily Gas Rate (Mcfd)
Daily Plant Products Rate (boepd)
10,000
1,000
100
10
10,000
1,000
100
10
2011
2012
2013
2014
2015
2016

Note: Production graph limited to "in pay" volumes. Plant Products are included as gas equivalent prior to 2014.